Exhibit 10.20

EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT
(Assignment of Pledged Securities)

made by

UNIVERSAL COMPRESSION INTERNATIONAL INC.,

ENTERRA COMPRESSION INVESTMENT COMPANY,

UNIVERSAL COMPRESSION SERVICES, LLC,

UNIVERSAL COMPRESSION CANADIAN HOLDINGS, INC.,

UCI GP LP LLC, and

UCO GP, LLC,
as Pledgors

to

WACHOVIA BANK, NATIONAL ASSOCIATION,
as US Administrative Agent

Effective as of October 20, 2006

i

ANNEXES:

I                                            Form of Assumption Agreement

II                                        Form of Supplement

SCHEDULES:

1                                          Notice Addresses of Pledgors

2                                          Description of Pledged Securities

3                                          Filings and Other Actions Required to Perfect Security Interests

4                                          Location of Jurisdiction of Organization and Chief Executive Office

ii

PLEDGE AND SECURITY AGREEMENT

(Assignment of Pledged Securities)

This PLEDGE AND SECURITY AGREEMENT, dated as of October 20, 2006, is made by UNIVERSAL COMPRESSION INTERNATIONAL, INC., a Delaware corporation, ENTERRA COMPRESSION INVESTMENT COMPANY, a Delaware corporation, UNIVERSAL COMPRESSION SERVICES, LLC, a Delaware limited liability company, UNIVERSAL COMPRESSION CANADIAN HOLDINGS, INC., a Delaware corporation, UCI GP LP LLC, a Delaware limited liability company and UCO GP, LLC, a Delaware limited liability company with principal offices at 4444 Brittmoore Road, Houston, Texas 77041 (the “Pledgors”), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, with offices at 301 South College Street, Charlotte, North Carolina 28288, as Administrative Agent (in such capacity, the “US Administrative Agent”) for itself and the lenders and other financial institutions (the “Lenders”) from time to time party to the Senior Secured Credit Agreement dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Universal Compression, Inc., a Texas corporation (“UCI”), and Universal Compression Holdings, Inc., a Delaware corporation (“Holdings” and together with UCI, the “US Borrowers”), UC Canadian Partnership Holdings Company, a Nova Scotia unlimited liability company (“UC Canadian Holdings”), and Universal Compression Canada, Limited Partnership, a Nova Scotia limited partnership (“Universal Canada” and together with UC Canadian Partnership, the “Canadian Borrowers” and together with the US Borrowers, the “Borrowers”), the US Administrative Agent, Wachovia Capital Finance Corporation (Canada), as Canadian Administrative Agent, Deutsche Bank Trust Company Americas, as Syndication Agent, Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc., as the Joint Lead Arrangers and Joint Lead Book Runners, and each of the other Agents and Lenders party thereto.

R E C I T A L S

A.                                   The Borrowers have requested that the Lenders provide certain loans to and extensions of credit on behalf of the Borrowers.

B.                                     The Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of the Credit Agreement.

C.                                     It is a condition precedent and a continuing covenant to the obligation of the Lenders to make their loans and extensions of credit to the Borrowers under the Credit Agreement that the Pledgors shall have executed and delivered this Agreement to the US Administrative Agent for the ratable benefit of the Lenders.

D.                                    NOW, THEREFORE, in consideration of the premises and to induce the US Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, the parties hereto agree as follows:

ARTICLE 1
Security Interest

Section 1.01                                Pledge.  Each Pledgor hereby pledges, assigns transfers and grants to the US Administrative Agent for the ratable benefit of the Secured Creditors a security interest in and right of set-off against all of the Pledgor’s rights, whether now owned or hereafter acquired, in and to the assets referred to in Section 1.02 (the “Collateral”) to secure the prompt payment and performance of the “Obligations” (as defined in Section 2.02) and the performance by such Pledgor of this Agreement.

Section 1.02                                Collateral.

(a)                                  The Collateral consists of the “Pledged Securities” which means: (a) the certificated Capital Stock and the limited partnership interests and general partnership interests in UCO General Partner, LP all as described or referred to in Schedule 2 (as the same may be supplemented from time to time pursuant to a Supplement in substantially the form of Annex II); and (b) (i) the certificates or instruments, if any, representing such certificated Capital Stock and interests, (ii) all dividends (cash, certificated Capital Stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and Property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities and interests, (iii) all replacements, additions to and substitutions for any of the Property referred to in this definition, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the Property referred to in this definition, (v) all security entitlements in respect of any of the foregoing, if any and (vi) all books and records relating to any of the Property referred to in this definition.

(b)                                       It is expressly contemplated that additional Property may from time to time be pledged, assigned or granted to the US Administrative Agent as additional security for the Obligations, and the term “Collateral” as used herein shall be deemed for all purposes hereof to include all such additional Property, together with all other Property of the types described above related thereto; provided, however, that in no event shall the term “Collateral” include more than 65% of the issued and outstanding shares of Capital Stock of any Foreign Subsidiary.  All certificates or instruments representing or evidencing the Pledged Securities shall be delivered to and held pursuant hereto by the US Administrative Agent or a Person designated by the US Administrative Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Securities to the US Administrative Agent.  Notwithstanding the preceding sentence, at the US Administrative Agent’s discretion, all Pledged Securities must be delivered or transferred in such manner as to permit the US Administrative Agent to be a “protected purchaser” to the extent of its security interest as provided in Section 8.303 of the UCC (if the US Administrative Agent otherwise qualifies as a protected purchaser). During the continuance of an Event of Default, the US Administrative Agent shall have the right, at any time in its discretion and without notice, to transfer to or to register in the name of the US Administrative Agent or any of its nominees any or all of the Pledged Securities, subject only to the revocable rights specified in Section 5.03.  In addition, during the continuance of an Event of Default, the US Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

Section 1.03                                No Subrogation.  Notwithstanding any payment made by any Pledgor hereunder or any set-off or application of funds of any Pledgor by any Secured Creditor, no Pledgor shall be entitled to be subrogated to any of the rights of any Secured Creditor against any Borrower or any other Pledgor or any collateral security or pledge or guarantee or right of offset held by any Secured Creditor for the payment of the Obligations, nor shall any Pledgor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from any Borrower or any other Pledgor in respect of payments made by such Pledgor hereunder, until all amounts owing to the Secured Creditors on account of the Obligations are irrevocably and indefeasibly paid in full in cash, no Letter of Credit is outstanding (except for Letters of Credit secured by cash collateral as permitted in Section 2.01(b)(iii) of the Credit Agreement) and all of the Aggregate Commitments are terminated.  If any amount shall be paid to any Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been irrevocably and indefeasibly paid in full in cash, any Letter of Credit is outstanding (except for Letters of Credit secured by cash collateral as permitted in Section 2.01(b)(iii) of the Credit Agreement) or any of the Aggregate Commitments are in effect, such amount shall be held by such Pledgor in trust for the Secured Creditors, and shall, forthwith upon receipt by such Pledgor, be turned over to the US Administrative Agent in the exact form received by such Pledgor (duly indorsed by such Pledgor to the US Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in accordance with Section 11.02(c) of the Credit Agreement.

Section 1.04                                Amendments, Etc. with respect to the Obligations.  Each Pledgor shall remain obligated hereunder, and such Pledgor’s obligations hereunder shall not be released, discharged or otherwise affected, notwithstanding that, without any reservation of rights against any Pledgor and without notice to, demand upon or further assent by any Pledgor (which notice, demand and assent requirements are hereby expressly waived by such Pledgor), (a) any demand for payment of any of the Obligations made by any Secured Creditor may be rescinded by such Secured Creditor or otherwise and any of the Obligations continued; (b) the Obligations, the liability of any other Person upon or for any part thereof or any collateral security or pledge or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by, or any indulgence or forbearance in respect thereof granted by, any Secured Creditor; (c) any Secured Document may be amended, modified, supplemented or terminated, in whole or in part, as the Secured Creditors may deem advisable from time to time; (d) any collateral security, pledge, guarantee or right of offset at any time held by any Secured Creditor for the payment of the Obligations may be sold, exchanged, waived, surrendered or released; (e) any additional guarantors, makers or endorsers of the Obligations may from time to time be obligated on the Obligations or any additional security or collateral for the payment and performance of the Obligations may from time to time secure the Obligations; and (f) any other event shall occur which constitutes a defense or release of sureties generally.  No Secured Creditor shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the pledge contained in this ARTICLE I or any Property subject thereto.

Section 1.05                                Waivers.  Each Pledgor hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Creditor upon the pledge contained in this ARTICLE I or acceptance of the pledge contained in this ARTICLE I; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the pledge contained in this ARTICLE I and no notice of creation of the Obligations or any extension of credit already or hereafter contracted by or extended to the Borrowers need be given to any Pledgor; and all dealings between any Borrower and any of the Pledgors, on the one hand, and the Secured Creditors, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the pledge contained in this ARTICLE I.  Each Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the Pledgors with respect to the Obligations.

Section 1.06                                Pledge Absolute and Unconditional.

(a)                                  Except as provided in Section 7.12, each Pledgor understands and agrees that the pledge contained in this ARTICLE I is, and shall be construed as, a continuing, completed, absolute and unconditional pledge, and each Pledgor hereby waives any defense of a surety or guarantor or Pledgor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations hereunder shall not be discharged or otherwise affected as a result of, any of the following:

(i)                                     the invalidity or unenforceability of any Secured Document, any of the Obligations or any other collateral security therefor or pledge or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Creditor;

(ii)                                  any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower or any other Person against any Secured Creditor;

(iii)                               the insolvency, bankruptcy arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of any Borrower or any other Pledgor or any other Person at any time liable for the payment of all or part of the Obligations, including any discharge of, or bar or stay against collecting, any Obligation (or any part of them or interest therein) in or as a result of such proceeding;

(iv)                              any sale, lease or transfer of any or all of the assets of any Borrower or any other Pledgor, or any changes in the shareholders of any Borrower or the Pledgor;

(v)                                 any change in the corporate existence (including its constitution, laws, rules, regulations or power), structure or ownership of any Pledgor;

(vi)                              the fact that any Collateral or Lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by each of the Pledgors that it is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral for the Obligations;

(vii)                           the absence of any attempt to collect the Obligations or any part of them from any Pledgor;

(viii)                        (A) any Secured Creditor’s election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code; (B) any borrowing or grant of a Lien by the Borrowers, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code; (C) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of any Secured Creditor’s claim (or claims) for repayment of the Obligations; (D) any use of cash collateral under Section 363 of the Bankruptcy Code; (E) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding; (F) the avoidance of any Lien in favor of the Secured Creditors or any of them for any reason; or (G) failure by any Secured Creditor to file or enforce a claim against any Borrower or any Borrower’s estate in any bankruptcy or insolvency case or proceeding; or

(ix)                                any other circumstance or act whatsoever, including any action or omission of the type described in Section 1.04 (with or without notice to or knowledge of the Borrowers or such Pledgor), which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of such Pledgor under the pledge contained in this ARTICLE I, in bankruptcy or in any other instance.

(b)                                 When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Pledgor, any Secured Creditor may, but shall be under no obligation to, join or make a similar demand on or otherwise pursue or exhaust such rights and remedies as it may have against any Borrower, any other Pledgor or any other Person or against any collateral security or pledge or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Secured Creditor to make any such demand, to pursue such other rights or remedies or to collect any payments from any

Borrower, any other Pledgor or any other Person or to realize upon any such collateral security or pledge or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Pledgor or any other Person or any such collateral security, guarantee or pledge or right of offset, shall not relieve any Pledgor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Creditor against any Pledgor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Section 1.07                                Reinstatement.  The pledge contained in this ARTICLE I shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Secured Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Pledgor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Pledgor or any substantial part of its Property, or otherwise, all as though such payments had not been made.

ARTICLE 2
Definitions

Section 2.01                                Terms Defined Above.  As used in this Agreement, the terms defined above shall have the meanings respectively assigned to them.

Section 2.02                                Certain Definitions.  As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

“Agreement” means this Pledge and Security Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

“Event of Default” means any event specified in Section 6.01.

“Issuers” means the collective reference to each issuer of Pledged Securities.

“Obligations” means the collective reference to the payment and performance when due of all indebtedness, liabilities, obligations and undertakings of the Borrowers and their Restricted Subsidiaries (including, without limitation, all Indebtedness) of every kind or description arising out of or outstanding under, advanced or issued pursuant, or evidenced by, the Secured Documents, including, without limitation, the unpaid principal of and interest on the Aggregate Credit Exposure and all other obligations and liabilities of the Borrowers and their Restricted Subsidiaries (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and LC Exposure and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Secured Creditors, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, arising out of or outstanding under, advanced or issued pursuant, or evidenced by, the Secured Documents, whether on account of principal, interest, premium, reimbursement obligations, payments in respect of an early termination date, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable costs, fees and disbursements of counsel that are required to be paid by the Borrowers pursuant to the terms of the Credit Agreement).

“Pledged Securities” has the meaning assigned in Section 1.02(a).

“Proceeds” means all “proceeds” as such term is defined in Section 9.102(65) of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Secured Creditors” means the collective reference to the US Administrative Agent, the Issuing Banks, the Lenders and the Lenders and Affiliates of Lenders that are parties to Secured Hedging Agreements.

“Secured Documents” means the collective reference to the Credit Agreement, the other Loan Documents, each Secured Hedging Agreement and any other document made, delivered or given in connection with any of the foregoing.

“Secured Hedging Agreement” means any Hedging Agreement between any Borrower or its Restricted Subsidiary and any Lender or any Affiliate of any Lender while such Person (or, in the case of an Affiliate of a Lender, the Person affiliated therewith) is a Lender, including any Hedging Agreement between such Persons in existence prior to the date hereof, but excluding any Hedging Agreement now existing or hereafter arising in connection with the ABS Facility.  For the avoidance of doubt, a Hedging Agreement ceases to be a Secured Hedging Agreement if the Person that is the counterparty to a Borrower or its Restricted Subsidiary under a Hedging Agreement ceases to be a Lender under the Credit Agreement (or, in the case of an Affiliate of a Lender, the Person affiliated therewith ceases to be a Lender under the Credit Agreement).

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of Texas; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Secured Creditors’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, the effect thereof or priority and for purposes of definitions related to such provisions.

Section 2.03                                Credit Agreement Terms.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Section 2.04                                Section References.  Unless otherwise provided for herein, all references herein to Sections are to Sections of this Agreement.

ARTICLE 3
Representations and Warranties

To induce the US Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder and to induce the Lenders (and their Affiliates) to enter into Hedging Agreements with the Borrowers and their Subsidiaries, each Pledgor hereby represents and warrants to the US Administrative Agent and each Lender that:

Section 3.01                                Ownership of Collateral; Encumbrances.  Except as otherwise permitted by the Credit Agreement, the Pledgors are the record and beneficial owners of the Collateral free and clear of any Lien except for the security interest created by this Agreement, and the Pledgors have full right, power and authority to pledge, assign and grant a security interest in the Collateral to the US Administrative Agent.

Section 3.02                                No Required Consent.  No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than the filing of financing statements) is required for (a) the due execution, delivery and performance by such Pledgor of this Agreement, (b) the grant by such Pledgor of the security interest granted by this Agreement or (c) the perfection of such security interest.

Section 3.03                                Pledged Securities.  The Pledged Securities required to be pledged hereunder and under the Credit Agreement by such Pledgor are listed on Schedule 2.  The shares and interests of Pledged Securities pledged by such Pledgor hereunder constitute all the issued and outstanding shares and interests of all classes of the Capital Stock of each Issuer owned by such Pledgor (or in the case of any Issuer that is a Foreign Subsidiary, 65% of all the issued and outstanding shares and interests of all classes of the Capital Stock of such Issuer (except as otherwise noted on Schedule 2)).  All the shares and interests of the Pledged Securities have been duly and validly issued and are fully paid and nonassessable, and such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement, and has the power to transfer the Pledged Securities in which a Lien is granted by it hereunder, free and clear of any other Lien.

Section 3.04                                First Priority Security Interest.  The pledge of Pledged Securities pursuant to this Agreement and the filing of appropriate financing statements in the locations described on Schedule 3 create a valid and perfected first priority security interest in the Collateral, enforceable against such Pledgor and all third parties and securing payment of the Obligations.

Section 3.05                                Collateral.  All statements to other information provided by such Pledgor to the US Administrative Agent describing or with respect to the Collateral is or (in the case of subsequently furnished information) will be when provided correct and complete in all material respects.

Section 3.06                                Pledgor’s Location.  On the date hereof, the correct legal name of such Pledgor, such Pledgor’s jurisdiction of organization and organizational number, and the location(s) of such Pledgor’s chief executive office or sole place of business are specified on Schedule 4.

Section 3.07                                Benefit to the Pledgor.  The Borrowers are members of an affiliated group of companies that includes each Pledgor.  Each Pledgor is a Subsidiary of a US Borrower, and its guaranty and surety obligations pursuant to this Agreement reasonably may be expected to benefit, directly or indirectly, the Borrowers, and it has determined that this Agreement is necessary and convenient to the conduct, promotion and attainment of the business of such Pledgor and the Borrowers.

ARTICLE 4
Covenants and Agreements

Each Pledgor covenants and agrees with the US Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations under the Credit Agreement shall have been paid in full in cash, no Letters of Credit shall be outstanding (except for Letters of Credit secured by cash collateral as permitted in Section 2.01(b)(iii) of the Credit Agreement) and all of the Aggregate Commitments shall have terminated:

Section 4.01                                Covenants in Credit Agreement.  In the case of each Pledgor, such Pledgor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Pledgor or any of its Subsidiaries.

Section 4.02                                Maintenance of Perfected Security Interest; Further Documentation.  Except as set forth in the Credit Agreement, including, without limitation, any merger, consolidation, liquidation, sale, assignment, transfer or other disposition permitted by Sections 10.08 and 10.14 of the Credit Agreement, each Pledgor agrees that:

(a)                                  it shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.04 and shall defend such security interest against the claims and demands of all Persons whomsoever;

(b)                                 it will furnish to the US Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the US Administrative Agent may reasonably request, all in reasonable detail; and

(c)                                  at any time and from time to time, upon the written request of the US Administrative Agent, and at the sole expense of such Pledgor, it will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the US Administrative Agent may reasonably deem necessary for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the delivery of certificated securities and the filing of any financing or continuation statements under the UCC (or other similar domestic laws) in effect in any jurisdiction with respect to the security interests created hereby.

Section 4.03                                Changes in Locations, Name, Etc.  Such Pledgor recognizes that financing statements pertaining to the Collateral have been or may be filed where such Pledgor is organized.  Without limitation of Section 9.03 of the Credit Agreement or any other covenant herein, such Pledgor will not cause or permit any change in its (a) corporate name, (b) its identity or corporate structure or in the jurisdiction in which it is incorporated or formed, (c) its jurisdiction of organization or its organizational identification number in such jurisdiction of organization or (d) its federal taxpayer identification number, unless, in each case, such Pledgor shall have first (i) notified the US Administrative Agent of such change prior to the effective date of such change, and (ii) taken all action reasonably requested by the US Administrative Agent for the purpose of maintaining the perfection and priority of the US Administrative Agent’s security interests under this Agreement.  In any notice furnished pursuant to this Section 4.03, such Pledgor will expressly state in a conspicuous manner that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the US Administrative Agent’s security interest in the Collateral.

Section 4.04                                Pledged Securities.  In the case of each Pledgor, such Pledgor agrees that:

(a)                                  if such Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Pledged Securities of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares or interests of the Pledged Securities, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Secured Creditors, hold the same in trust for the Secured Creditors, segregated from other Property of such Pledgor, and deliver the same forthwith to the US Administrative Agent in the exact form received, duly indorsed by such Pledgor to the US Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the US Administrative Agent so requests, signature guaranteed, to be held by the US Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations; provided, that the foregoing shall apply to 65% of such shares, interests or rights in the case of an Issuer that is a Foreign Subsidiary;

(b)                                 without the prior written consent of the US Administrative Agent, such Pledgor will not (i) unless otherwise expressly permitted hereby or under the other Loan

Documents, vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) except as set forth in the Credit Agreement, create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the US Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof;

(c)                                  in the case of each Pledgor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the US Administrative Agent promptly in writing of the occurrence of any of the events described in Section 4.04(a) with respect to the Pledged Securities issued by it and (iii) the terms of Section 5.02(a) and Section 5.03 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.02(d) or Section 5.03 with respect to the Pledged Securities issued by it;

(d)                                 such Pledgor shall furnish to the US Administrative Agent such stock powers and other instruments as may be reasonably required by the US Administrative Agent to assure the transferability of the Pledged Securities when and as often as may be reasonably requested by the US Administrative Agent; and

(e)                                  the Pledged Securities will at all times constitute not less than 100% of the Capital Stock of the Issuer thereof owned by any Pledgor (or in the case of any Issuer that is a Foreign Subsidiary, not less than 65% of the Capital Stock of such Issuer (except as otherwise noted on Schedule 2)).  Such Pledgor will not permit any Issuer of any of the Pledged Securities to issue any new shares or interests of any class of Capital Stock of such Issuer unless such shares are pledged pursuant to this Agreement.

(f)                                    Notwithstanding any contrary provisions contained in this Agreement, with respect to Issuers that are Foreign Subsidiaries, the Pledgors are required to pledge 65% of the Capital Stock of such Issuers (except as otherwise noted on Schedule 2) and to deliver the applicable certificates and stock powers duly executed in blank for such Capital Stock to the US Administrative Agent but shall not be required to take any additional actions to perfect the security interest of the Secured Creditors in such Pledged Securities.

Section 4.05                                Certain Liabilities.  Such Pledgor hereby assumes all liability for the Collateral, the security interest created hereunder and any use, possession, maintenance, management, enforcement or collection of any or all of the Collateral.

Section 4.06                                Article 8 of the UCC.  To the extent that any Pledgor has opted into Article 8 of the UCC, such Pledgor may not opt out of Article 8 of the UCC without the prior written consent of the US Administrative Agent.

ARTICLE 5
Remedial Provisions

Section 5.01                                UCC and Other Remedies.

(a)                                  Upon the occurrence and during the continuance of an Event of Default, the US Administrative Agent, on behalf of the Secured Creditors, may exercise, in addition to all other rights and remedies granted to them in this Agreement, the other Loan Documents and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC or any other applicable law or otherwise available at law or equity.  Without limiting the generality of the foregoing, the US Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Creditor or elsewhere upon such commercially reasonable terms and conditions as it may deem advisable and at such commercially reasonable prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  Any Secured Creditor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived and released.  Any such sale or transfer by the US Administrative Agent either to itself or to any other Person shall, to the fullest extent permitted under applicable law, be absolutely free from any claim of right by any Pledgor, including any equity or right of redemption, stay or appraisal which any Pledgor has or may have under any rule of law, regulation or statute now existing or hereafter adopted (and such Pledgor hereby waives any rights it may have in respect thereof).  Upon any such sale or transfer, the US Administrative Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred.  The US Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.01, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the US Administrative Agent and the Secured Creditors hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with the Credit Agreement, and only after such application and after the payment by the US Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9.615 of the UCC, need the US Administrative Agent account for the surplus, if any, to any Pledgor.  To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the US Administrative Agent or any Secured Creditor arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(b)                                 In the event that the US Administrative Agent elects not to sell the Collateral, the US Administrative Agent retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations.  Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner.

(c)                                  The US Administrative Agent may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

Section 5.02                                Pledged Securities.

(a)                                  Unless an Event of Default shall have occurred and be continuing and the US Administrative Agent shall have given notice to the relevant Pledgor of the US Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 5.02, each Pledgor shall be permitted to receive all cash dividends paid in respect of the Pledged Securities paid in the normal course of business of the relevant Issuer, to the extent permitted in the Credit Agreement, and to exercise all voting, consent and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Pledgor that would impair the Collateral or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without the prior consent of the US Administrative Agent, enable or permit any Issuer of Pledged Securities to issue any Capital Stock or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any Issuer of Pledged Securities other than as permitted by the Credit Agreement.

(b)                                 Upon the occurrence and during the continuance of an Event of Default, upon notice by the US Administrative Agent of its intent to exercise such rights to the relevant Pledgor or Pledgors, (i) the US Administrative Agent shall have the right to receive any and all cash dividends, payments, Property or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in accordance with the Credit Agreement, and (ii) any or all of the Pledged Securities shall be registered in the name of the US Administrative Agent or its nominee, and (iii) the US Administrative Agent or its nominee may exercise (A) all voting, consent, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders (or other equivalent body) of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of any Issuer, or upon the exercise by any Pledgor or the US Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the US Administrative Agent may determine), all without liability except to account for Property actually received by it, but the US Administrative Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)                                  In order to permit the US Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the US Administrative Agent all such proxies, dividend payment orders and other instruments as the US Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Pledgor hereby grants to the US Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Securities and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Securities would be entitled (including giving or withholding written consents of shareholders calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Securities on the record books of the Issuer thereof) by any other Person (including the Issuer of such Pledged Securities or any officer or agent thereof) upon the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full in cash of the Obligations under the Credit Agreement.

(d)                                 Each Pledgor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the US Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the US Administrative Agent.

(e)                                  Upon the occurrence and during the continuance of an Event of Default, if the Issuer of any Pledged Securities is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of each Pledgor in respect thereof to exercise the voting and other consensual rights which such Pledgor would otherwise be entitled to exercise with respect to the Pledged Securities issued by such Issuer shall cease, and all such rights shall thereupon become vested in the US Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights, but the US Administrative Agent shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

Section 5.03                                Private Sales of Pledged Securities.

(a)                                  Each Pledgor recognizes that the US Administrative Agent may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The US Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(b)                                 Each Pledgor agrees to use its best commercially reasonable efforts to do or cause to be done all such other acts as may reasonably be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section 5.03 valid and binding and in compliance with any and all other applicable Governmental Requirements.  Each Pledgor further agrees that a breach of any of the covenants contained in this Section 5.03 will cause irreparable injury to the Secured Creditors, that the Secured Creditors have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.03 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement.

Section 5.04                                Non-Judicial Enforcement.  The US Administrative Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, each Pledgor expressly waives any and all legal rights which might otherwise require the Administrative Agent to enforce its rights by judicial process.

ARTICLE 6
The Administrative Agent

Section 6.01                                Administrative Agent’s Appointment as Attorney-in-Fact, Etc.

(a)                                  Anything in this Section 6.01(a) to the contrary notwithstanding, the US Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.01(a) unless an Event of Default shall have occurred and be continuing.  Each Pledgor hereby irrevocably constitutes and appoints the US Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Pledgor hereby gives the US Administrative Agent the power and right, on behalf of such Pledgor, without notice to or assent by such Pledgor, to do any or all of the following:

(i)                                     unless being disputed under Section 9.03(a) of the Credit Agreement, pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral;

(ii)                                  execute, in connection with any sale provided for in Section 5.01 or Section 5.03, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iii)                               (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the US Administrative Agent or as the US Administrative Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) in the name of such Pledgor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due with respect to any Collateral and commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (D) defend any suit, action or proceeding brought against such Pledgor with respect to any Collateral; (E) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the US Administrative Agent may deem appropriate; and (F) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the US Administrative Agent were the absolute owner thereof for all purposes, and do, at the US Administrative Agent’s option and such Pledgor’s expense, at any time, or from time to time, all acts and things which the US Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the US Administrative Agent’s and the Secured Creditors’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.

(b)                                 If any Pledgor fails to perform or comply with any of its agreements contained herein within the applicable grace periods, the US Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)                                  The reasonable expenses of the US Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.01, together with interest thereon at a rate per annum equal to the Post-Default Rate, but in no event to exceed the Highest Lawful Rate, from the date of payment by the US Administrative Agent to the date reimbursed by the relevant Pledgor, shall be payable by such Pledgor to the US Administrative Agent on demand.

(d)                                 All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 6.02                                Duty of Administrative Agent.  The US Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9.207 of the UCC or otherwise, shall be to deal with it in the same manner as the US Administrative Agent deals with similar Property for its own account and shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral.  To the fullest extent permitted under applicable law, neither the US Administrative Agent, any Secured Creditor nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the US Administrative Agent and the Secured Creditors hereunder are solely to protect the US Administrative Agent’s and the Secured Creditors’ interests in the Collateral and shall not impose any duty upon the US Administrative Agent or any Secured Creditor to exercise any such powers.  The US Administrative Agent and the Secured Creditors shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.  To the fullest extent permitted by applicable law, the US Administrative Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against any Pledgor or other Person or ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not it has or is deemed to have knowledge of such matters.  Each Pledgor, to the extent permitted by applicable law, waives any right of marshaling in respect of any and all Collateral, and waives any right to require the US Administrative Agent or any Secured Creditor to proceed against any Pledgor or other Person, exhaust any Collateral or enforce any other remedy which the US Administrative Agent or any Secured Creditor now has or may hereafter have against each Pledgor, any Pledgor or other Person.

Section 6.03                                Filing of Financing Statements.  Pursuant to the UCC and any other applicable law, each Pledgor authorizes the US Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the US Administrative Agent reasonably determines appropriate to perfect the security interests of the US Administrative Agent under this Agreement.  A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 6.04                                Authority of Administrative Agent.  Each Pledgor acknowledges that the rights and responsibilities of the US Administrative Agent under this Agreement with respect to any action taken by the US Administrative Agent or the exercise or non-exercise by the US Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the US Administrative Agent and the Secured Creditors, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the US Administrative Agent and the Pledgors, the US Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Creditors with full and valid authority so to act or refrain from acting, and no Pledgor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE 7
Miscellaneous

Section 7.01                                Waiver.  No failure on the part of the US Administrative Agent or any Secured Creditor to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy or any abandonment or discontinuance of steps to enforce such right, power, privilege or remedy under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Agreement or any other Loan Document preclude or be construed as a waiver of any other or further exercise thereof or the exercise of any other right, power, privilege or remedy.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law or equity.

Section 7.02                                Notices.  All notices and other communications provided for herein shall be given in the manner and subject to the terms of Section 13.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Pledgor shall be addressed to such Pledgor at its notice address set forth on Schedule 1.

Section 7.03                                Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 13.04 of the Credit Agreement.

Section 7.04                                Successors and Assigns.  The provisions of this Agreement shall be binding upon the Pledgors and their successors and permitted assigns and shall inure to the benefit of the US Administrative Agent and the Secured Creditors and their respective successors and permitted assigns; provided that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the US Administrative Agent and the Lenders unless otherwise permitted by the terms of the Credit Agreement or this Agreement, and any such purported assignment, transfer or delegation shall be null and void.

Section 7.05                                Survival; Revival; Reinstatement.

(a)                                  All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document to which it is a party shall be considered to have been relied upon by the US Administrative Agent, the other Agents, the Issuing Bank and the Lenders and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the US Administrative Agent, the other Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Aggregate Commitments have not expired or terminated.

(b)                                 To the extent that any payments on the Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the US Administrative Agent’s and the Secured Creditors’ Liens, security interests, rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect.  In such event, each Loan Document shall be automatically reinstated and the Pledgors shall take such action as may be reasonably requested by the US Administrative Agent and the Secured Creditors to effect such reinstatement.

Section 7.06                                Counterparts; Effectiveness; Conflicts.

(a)                                  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b)                                 This Agreement shall become effective when it shall have been executed by the US Administrative Agent and when the US Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

(c)                                  In the event of a conflict between the provisions hereof and the provisions of the Credit Agreement, the provisions of the Credit Agreement shall control.

Section 7.07                                Severability.  Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 7.08                                Governing Law; Submission to Jurisdiction.

(a)                                  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

(b)                                 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.  THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(c)                                  EACH PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PLEDGOR AT ITS ADDRESS SET FORTH ON SCHEDULE 1 HERETO OR AS UPDATED FROM TIME TO TIME, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

(d)                                 NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE US ADMINISTRATIVE AGENT OR ANY LENDER OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGORS IN ANY OTHER JURISDICTION.

(e)                                  EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY SECURITY INSTRUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF THE US ADMINISTRATIVE AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE SECURITY INSTRUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 7.08.

Section 7.09                                Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 7.10                                Acknowledgments.  Each Pledgor hereby acknowledges that:

(a)                                  it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)                                 neither the US Administrative Agent nor any Secured Creditor has any fiduciary relationship with or duty to any Pledgor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Pledgors, on the one hand, and the US Administrative Agent and Secured Creditors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(c)                                  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Creditors or among the Pledgors and the Secured Creditors; and

(d)                                 Each of the parties hereto specifically agrees that it has a duty to read this Agreement, the Security Instruments and the other Loan Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement, the Security Instruments and the other Loan Documents; that it has in fact read this Agreement, the Security Instruments and the other Loan Documents and is fully informed and has full notice and knowledge of the terms, conditions and effects thereof; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the Security Instruments; and has received the advice of its attorney in entering into this Agreement and the Security Instruments; and that it recognizes that certain of the terms of this Agreement and the

Security Instruments result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability.  EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE SECURITY INSTRUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 7.11                                Additional Pledgors and Pledgors.  Each Subsidiary of a US Borrower that is required to become a party to this Agreement pursuant to Section 9.09(a) of the Credit Agreement shall become a Pledgor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto and shall thereafter have the same rights, benefits and obligations as a Pledgor party hereto on the date hereof.  Each Pledgor that is required to pledge certificated Capital Stock of its Subsidiaries shall execute and deliver a Supplement in the form of Annex II hereto, if such certificated Capital Stock were not previously pledged.

Section 7.12                                Releases.

(a)                                  Full Release.  The grant of a security interest hereunder and all of rights, powers and remedies in connection herewith shall remain in full force and effect until the US Administrative Agent has (i) retransferred and delivered all Collateral in its possession to the Pledgors, and (ii) executed a written release or termination statement and reassigned to the Pledgors without recourse or warranty any remaining Collateral and all rights conveyed hereby.  Pursuant to the satisfaction of the conditions set forth in Section 9.09(b) of the Credit Agreement or upon the complete payment of the Obligations under the Credit Agreement (except for Letters of Credit secured by cash collateral as permitted in Section 2.01(b)(iii) of the Credit Agreement) and the compliance by the Pledgors with all covenants and agreements hereof, the US Administrative Agent, at the written request and expense of the Borrowers, will promptly release, reassign and transfer the Collateral to the Pledgors and declare this Agreement to be of no further force or effect.

(b)                                 Partial Release.  Notwithstanding anything contained herein to the contrary, the Pledgors are authorized to release any Collateral that is sold, leased, assigned, exchanged, conveyed, transferred or otherwise disposed of in compliance with Sections 10.08, 10.11 and 10.14 of the Credit Agreement at which point the liens and security interests shall terminate with respect to such Collateral and this Agreement shall have no further force or effect with respect to such released Collateral; provided that so long as the lien in favor of the US Administrative Agent continues in the proceeds of such sale, lease, assignment, exchange, conveyance, transfer or other disposal of such Collateral, or to the extent such Collateral is sold, leased, assigned, exchanged, conveyed, transferred or otherwise disposed of to any Borrower or any Subsidiary Guarantor, such lien continues in such Collateral.

(c)                                  Retention in Satisfaction.  Except as may be expressly applicable pursuant to Section 9.620 of the UCC, no action taken or omission to act by the US Administrative Agent or the Secured Creditors hereunder, including, without limitation, any exercise of voting or consensual rights or any other action taken or inaction, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until the US Administrative Agent and the Secured Creditors shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is provided in Section 7.12(a).

Section 7.13                                Acceptance.  Each Pledgor hereby expressly waives notice of acceptance of this Agreement, acceptance on the part of the US Administrative Agent and the Secured Creditors being conclusively presumed by their request for this Agreement and delivery of the same to the US Administrative Agent.

[Signatures begin on next page]

PLEDGORS:	UNIVERAL COMPRESSION INTERNATIONAL, INC.

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and Chief Financial Officer

UNIVERSAL COMPRESSION CANADIAN
HOLDINGS, INC.

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and Chief Financial Officer

ENTERRA COMPRESSION INVESTMENT COMPANY

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and Chief Financial Officer

UNIVERSAL COMPRESSION SERVICES, LLC

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and Chief Financial Officer

UCI GP LP LLC

	By:	/s/ Pamela A. Jasinki
	Name:	Pamela A. Jasinski
	Title:	Manager

UCO GP, LLC

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and Chief Financial Officer

Signature Page – Pledge and Security Agreement

US ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as US Administrative Agent

	By:	/s/ Todd Schanzlin
	Name:	Todd Schanzlin
	Title:	Vice President

Signature Page – Pledge and Security Agreement